UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22142

Oppenheimer Rochester Intermediate Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2014

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/14

Class A Shares of the Fund
Without Sales Charge	With Sales Charge	Barclays Municipal 5 Year (4-6) Index	Barclays Municipal Bond Index

6-Month	3.55%	1.22%	1.84%	3.65%
1-Year	-0.75	-2.98	0.97	0.39
Since Inception (12/6/10)	3.71	3.00	3.20	4.83

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge was 3.50%. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are cumulative and not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2     OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Fund Performance Discussion

The tax benefits of investing in Oppenheimer Rochester Intermediate Term Municipal Fund, we imagine, probably landed on the short list of “things that can make you smile while completing tax returns.” The Fund’s Class A shares had a distribution yield of 2.79% at net asset value (NAV) as of March 31, 2014. By way of comparison, a taxable investment would have had to earn 4.63% to provide as much income. At 3.55%, the cumulative total return for the Fund’s Class A shares exceeded the Barclays Municipal 5 Year (4-6) Index this reporting period and nearly matched the return of the Barclays Municipal Bond Index, a broad muni market index that includes many longer-term funds but was just 10 basis points higher.

MARKET OVERVIEW

The muni market rebounded during the last 3 months of this reporting period, which was a welcomed development after the volatility of the previous year.

At the outset of this reporting period, the target for the Fed Funds rate remained between zero and 0.25%. Despite consistent statements by the Federal Reserve about what would have to happen to the unemployment and inflation rates before it would consider changing the short-term Fed Funds target rate, many market participants acted as if a policy change were imminent.

The average distribution yield at NAV for Lipper’s Intermediate Municipal Debt Funds category was 2.34% at the end of this reporting period. At 2.79%, the average distribution yield at NAV for the Fund’s Class A shares was 45 basis points higher than the category average.

A sell-off occurred in mid-March 2014 after Janet Yellen, the newly confirmed Fed chairman, held her first press conference and announced that the Fed’s decisions about the Fed Funds rate would begin to

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	2.79%

Dividend Yield with sales charge	2.73

Standardized Yield	2.62

Taxable Equivalent Yield	4.63

Last distribution (3/25/14)	$0.029

Total distributions (10/1/13 to 3/31/14)	$0.171

Endnotes for this discussion begin on page 12 of this report

3 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

“take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” (This sell-off was similar to the one that had occurred in June 2013, when statements by then-chairman Ben S. Bernanke were also seen as indicative of near-term rate changes.)

The Fed’s decision to spend billions monthly on mortgage-backed securities and long-term Treasuries remained a source of speculation during this reporting period. After more than a year of $85-billion-a-month purchases, the Fed lowered its spending to $75 billion in January 2014 and then to $65 billion the following month. In March 2014, it announced plans to lower its April spending by another $10 billion and said that further adjustments would be “contingent on the Committee’s outlook for the labor market and inflation as well as its assessment of the likely efficacy and costs of such purchases.”

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of March 31, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.96%, down 30 basis points from September 30, 2013. The average yield on 10-year, AAA-rated muni bonds was 2.53% on March 31, 2014, down 17 basis points from the September 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.20%, down 10 basis points from the September 2013 date.

During this reporting period, media coverage about Detroit’s bankruptcy and about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

4 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Intermediate Term Municipal Fund held more than 260 securities as of March 31, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

At 2.79%, the Fund’s Class A distribution yield at NAV was in the top third of Lipper’s Intermediate Municipal Debt Funds category, and it bested the category average of 2.34% by 45 basis points. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 4.63%, based on the standardized yield of its Class A shares as of March 31, 2014, and the current top federal income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period shows the positive impact a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend, which was 2.8 cents per share at the outset of the reporting period, increased to 2.9 cents per share beginning with the January 2014 payout. In all, the Fund distributed 17.1 cents per Class A share this reporting period.

As of March 31, 2014, the Fund was invested in the hospital/healthcare sector, comprising 18.0% of its total assets. Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

“Credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – was in evidence this reporting period and can adversely affect credit-sensitive sectors, including this sector. When spreads become wider, prices of high-grade muni bonds generally perform better than those of lower-rated bonds. Nonetheless, we continue to believe that the sector remains well positioned to provide attractive levels of tax-free income.

General obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, represented 17.0% of total assets at the end of this reporting period. Nearly half of the Fund’s G.O. debt was issued by Puerto Rico as of March 31, 2014, and virtually all of it is insured; the rest was issued by a wide assortment of U.S. municipalities.

5 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Fund’s holdings in municipal bonds issued by utilities represented 10.8% of total assets at the end of this reporting period. As of March 31, 2014, this set of holdings included water utilities with 4.5% of total assets, electric utilities with 4.0% and sewer utilities with 2.3%.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 16.5% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, most of which are insured, include G.O. debt, sales tax revenue bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. Puerto Rico’s “tobacco bonds” – which are backed by proceeds from the Master Settlement Agreement – represented an additional 1.6% of net assets on March 31, 2014.

Since his inauguration, first-time governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

Puerto Rico debt continued to be the subject of a variety of critical reports this reporting period. The coverage focused on

6 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. Many of the reports also failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize G.O. debt-service payments. This coverage led to increased pricing pressure in this sector during the first half of this reporting period, though many bonds issued in Puerto Rico rallied during the first quarter of 2014.

Less than one-fifth of sales tax revenue bonds held by the Fund this reporting period – 4.3% of the Fund’s total assets as of March 31, 2014 – were issued in Puerto Rico. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax cash flows. The Fund’s sales tax revenue bonds also include bonds issued in Alabama, Illinois, Michigan and New Jersey.

In February 2014, Standard & Poor’s, Moody’s Investors Service and Fitch Ratings downgraded Puerto Rico’s G.O.s and an assortment of other securities issued on island to below investment grade with

7 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

negative implications. Throughout the industry, municipal bond funds with Puerto Rico holdings saw an increase in the percentage of their assets that were below investment grade. Lower-rated bonds can be more volatile than investment-grade bonds and subject to greater liquidity risk. Investors in this Fund should note that as of March 31, 2014, nearly 98% of the Fund’s holdings were investment grade.

At Oppenheimer Rochester, this Fund, like most of our funds, has a prospectus limitation on the purchases of below-investment-grade bonds (see page 9 for further details).

Investors should also note that our perspective has not changed: Puerto Rico continues to show a very strong willingness to pay bondholders; additionally, our credit research shows that coverage ratios are sufficient and legal protections remain strong for the bonds we hold. Deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rican bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund.

Late in this reporting period, the market reacted quite favorably to new G.O. bonds issued by Puerto Rico. Strong demand led officials to increase the offering by $500 million, to $3.5 billion, and the sale attracted $16 billion in orders. The bond deal confirmed that the Commonwealth had not lost its access to the credit market, as some critics had asserted.

Shareholders in this Fund and in many of our competitors’ funds have benefited over the long term from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive this reporting period.

The Fund also remained invested in the Special Tax sector, which includes land development (or “dirt”) bonds that help finance the infrastructure needs of new real estate development. As of March 31, 2014, the Special Tax sector represented 6.1% of the Fund’s total assets.

Overall, we believe that the bonds in this sector have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of this sector.

Tax increment financing (TIF) bonds constituted 5.6% of the Fund’s total assets

8 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorable for these types of bonds.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 5.4% of the Fund’s total assets as of March 31, 2014. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 3 to 7 years for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in

9 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

10 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	18.0%
General Obligation	17.0
Special Tax	6.1
Tax Increment Financing (TIF)	5.6
Municipal Leases	5.4
Diversified Financial Services	5.3
Water Utilities	4.5
Higher Education	4.5
Sales Tax Revenue	4.3
Electric Utilities	4.0

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser Rated	Total
AAA	1.0%	0.0%	1.0%
AA	40.5	0.0	40.5
A	35.4	6.0	41.4
BBB	12.3	2.6	14.9
BB or lower	2.2	0.0	2.2
Total	91.4%	8.6%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

11 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 3/31/14
	Without Sales Charge	With Sales Charge
Class A	2.79%	2.73%
Class C	2.07	N/A
Class Y	2.98	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 3/31/14
Class A	2.62%
Class C	1.91
Class Y	2.91

TAXABLE EQUIVALENT YIELDS
As of 3/31/14
Class A	4.63%
Class C	3.37
Class Y	5.14

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (ORRWX)	12/6/10	3.55%	-0.75%	3.71%
Class C (ORRCX)	12/6/10	3.07%	-1.59%	2.86%
Class Y (ORRYX)	12/6/10	3.66%	-0.59%	3.92%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (ORRWX)	12/6/10	1.22%	-2.98%	3.00%
Class C (ORRCX)	12/6/10	2.07%	-2.56%	2.86%
Class Y (ORRYX)	12/6/10	3.66%	-0.59%	3.92%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are cumulative and not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares.

12 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the performance of the Barclays Municipal 5 Year (4-6) Index, which is the 4- to 6-year component of the Barclays Municipal Bond Index. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.029 for the 28-day accrual period ended March 25, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 25, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0215 and $0.0310, respectively, for the 28-day accrual period ended March 25, 2014, and on the corresponding net asset values on that date; the Class C and Y share dividends were paid on March 25, 2014.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s Intermediate Municipal Debt Funds category was calculated based on the distributions and the final NAVs of the reporting period for the funds in the category. The calculation included 211 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

13 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

14 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During 6 Months Ended March 31, 2014
Class A	$1,000.00	$1,035.50	$5.14
Class C	1,000.00	1,030.70	9.10
Class Y	1,000.00	1,036.60	4.02

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.90	5.10
Class C	1,000.00	1,016.01	9.04
Class Y	1,000.00	1,020.99	3.99

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.01%
Class C	1.79
Class Y	0.79

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2014 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—101.4%
Alabama—1.0%
$ 50,000	AL Agriculture & Mechanical University[1]	5.000%	11/01/2024	05/01/2017	A	$50,488
235,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2022	04/30/2014	A	235,219
240,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2021	04/30/2014	A	240,242
15,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2023	04/30/2014	A	15,008
100,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2019	04/30/2014	A	100,164

						641,121

Alaska—0.0%
10,000	AK HFC, Series B1	5.250	12/01/2025	06/01/2015	A	10,573
Arizona—3.2%
50,000	AZ Health Facilities Authority (Banner Health System)[1]	5.000	01/01/2022	01/01/2017	A	54,491
250,000	Greater AZ Devel. Authority (Santa Cruz County Jail)[1]	5.250	08/01/2031	08/01/2018	A	261,345
500,000	Maricopa County, AZ IDA (DHlth/CHSB Obligated Group)[1]	5.500	07/01/2026	07/01/2014	A	505,595
395,000	Mohave County, AZ IDA (Mohave Prison)[1]	7.500	05/01/2019	12/02/2017	B	449,731
250,000	Pima County, AZ IDA (Tucson Electric Power Company)[1]	5.750	09/01/2029	01/12/2015	A	255,145
490,000	Queen Creek, AZ Improvement District No. 1[1]	5.000	01/01/2018	07/01/2014	A	491,740

						2,018,047

Arkansas—0.1%
70,000	University of Arkansas (Fayetteville)	5.250	11/01/2017	04/30/2014	A	70,287

California—23.2%
10,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	11,116
25,000	Bay Area, CA Toll Authority (San Francisco Bay Area)[1]	5.000	04/01/2022	04/01/2016	A	27,283
1,000,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2028	09/01/2023	A	1,038,510
25,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2029	06/12/2015	B	24,417
30,000	CA Dept. of Transportation COP[1]	5.250	03/01/2016	04/30/2014	A	30,125
420,000	CA Educational Facilities Authority (Chapman University)[1]	5.000	04/01/2025	04/01/2021	A	469,388
410,000	CA GO1	6.500	04/01/2033	04/01/2019	A	500,319
75,000	CA GO1	5.000	09/01/2019	09/01/2016	A	82,805
5,000	CA GO1	6.000	08/01/2020	08/01/2014	A	5,096
500,000	CA Health Facilities Financing Authority (CHCW)[1]	5.250	03/01/2024	03/01/2016	A	535,110
45,000	CA Health Facilities Financing Authority (CHCW/CMF Obligated Group)[1]	5.125	07/01/2022	03/25/2015	A	47,526

17 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$ 500,000	CA Health Facilities Financing Authority (Children’s Hospital)[1]	5.000%	11/01/2024	11/01/2021	A	$544,345
125,000	CA Public Works (California Community Colleges)[1]	5.500	06/01/2022	06/01/2014	A	126,076
50,000	CA Public Works (California State University)	5.500	09/01/2015	04/30/2014	A	50,213
250,000	CA Public Works (Dept. of General Services)	5.250	12/01/2019	04/30/2014	A	250,922
125,000	CA Public Works (Dept. of Mental Health)[1]	5.500	06/01/2020	06/01/2014	A	126,119
20,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	04/30/2014	A	20,086
50,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	04/30/2014	A	50,200
25,000	Carson, CA Redevel. Agency Tax Allocation[1]	5.250	10/01/2022	04/30/2014	A	25,025
25,000	Central CA Unified School District COP[1]	5.000	08/01/2022	08/01/2017	A	26,835
100,000	Cerritos, CA Public Financing Authority[1]	5.000	11/01/2018	11/01/2017	A	111,092
100,000	Compton, CA Community College District	5.000	07/01/2019	07/01/2019		113,516
100,000	Compton, CA Community College District	5.000	07/01/2018	07/01/2018		112,662
100,000	El Centro, CA Financing Authority (El Centro Redevel.)[1]	6.625	11/01/2025	05/01/2021	A	113,508
500,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2024	09/01/2022	A	552,390
20,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 17	5.000	09/01/2019	09/01/2014	A	20,626
50,000	La Mesa, CA Fire, Police & Emergency Services	5.000	08/01/2025	04/30/2014	A	50,186
500,000	Lancaster, CA Redevel. Agency[1]	5.500	12/01/2028	12/01/2020	A	528,930
50,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)[1]	5.250	12/01/2016	12/01/2014	A	51,270
500,000	Lodi, CA Public Financing Authority	5.250	10/01/2026	04/01/2022	A	539,145
25,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	04/30/2014	A	25,084
250,000	Madera, CA Irrigation Financing Authority[1]	5.750	01/01/2026	01/01/2020	A	266,245
100,000	Monrovia, CA Redevel. Agency Tax Allocation (Central Redevel. Project Area No. 1)[1]	6.500	05/01/2026	05/01/2021	A	115,787
15,000	Orange County, CA Community Facilities District No. 86 (Rancho Santa Margarita)[1]	5.550	08/15/2017	04/30/2014	A	15,049
190,000	Palm Desert, CA Financing Authority	5.000	04/01/2019	10/01/2014	A	191,934
495,000	Redwood City, CA Special Tax	5.000	09/01/2026	09/01/2022	A	544,352
500,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	521,125
250,000	Riverside County, CA Public Financing Authority[1]	5.000	05/01/2026	05/01/2022	A	270,258

18 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$ 250,000	Riverside County, CA Public Financing Authority[1]	5.000%	05/01/2025	05/01/2022	A	$272,800
100,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000	10/01/2022	10/01/2016	A	102,896
70,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000	10/01/2021	10/01/2016	A	72,526
100,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	5.750	10/01/2020	10/01/2020		114,826
400,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Assessment District)	5.250	09/02/2026	09/02/2014	A	413,432
105,000	Riverside, CA Unified School District[1]	5.000	09/01/2024	09/01/2016	A	108,497
50,000	Rohnert Park, CA COP[1]	5.000	07/01/2024	04/30/2014	A	50,067
45,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		51,198
200,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		227,546
350,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		398,149
245,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		280,728
150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		169,112
520,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2024	09/01/2023	A	562,702
250,000	San Diego, CA Public Facilities Financing Authority	5.000	08/01/2028	08/01/2022	A	283,755
200,000	San Diego, CA Public Facilities Financing Authority (Ballpark)[1]	5.250	02/15/2021	02/15/2017	A	220,872
1,010,000	San Gorgonio, CA Memorial Health Care District	5.000	08/01/2025	08/01/2020	A	1,076,337
25,000	San Juan, CA Unified School District[1]	5.000	08/01/2020	08/01/2015	A	26,451
200,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.250	06/01/2019	06/01/2014	A	201,518
520,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2022	11/15/2022		582,535
500,000	South Gate, CA Utility Authority	5.250	10/01/2026	10/01/2022	A	565,720
100,000	Vallejo City, CA Unified School District[1]	5.000	08/01/2027	07/31/2014	A	99,993
250,000	Vernon, CA Electric System[1]	5.125	08/01/2021	09/04/2018	A	275,110
100,000	Westlands, CA Water District	5.000	09/01/2027	09/01/2022	A	111,584
100,000	Westlands, CA Water District	5.000	09/01/2026	09/01/2022	A	112,597

						14,515,626

Colorado—1.4%
250,000	CO E-470 Public Highway Authority[1]	5.500	09/01/2024	09/01/2015	A	263,280
70,000	Montrose County, CO Memorial Hospital[1]	5.250	12/01/2017	04/30/2014	A	70,178
500,000	Plaza, CO Metropolitan District No. 1	5.000	12/01/2022	12/01/2022		526,700

						860,158

19 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
District of Colombia—0.6%
$ 100,000	District of Columbia Ballpark[1]	5.000%	02/01/2022	02/01/2016	A	$102,648
300,000	District of Columbia Student Dorm (Provident Group-Howard Properties)	5.000	10/01/2030	09/12/2027	B	283,557

						386,205

Florida—3.7%
75,000	FL Municipal Loan Council[1]	5.250	11/01/2018	04/30/2014	A	75,203
10,000	FL Municipal Loan Council	5.250	05/01/2019	04/30/2014	A	10,032
30,000	FL Municipal Loan Council[1]	5.000	11/01/2031	04/30/2014	A	30,030
50,000	Hollywood, FL Community Redevel. Agency (Beach)[1]	5.625	03/01/2024	04/30/2014	A	50,086
75,000	Miami Beach, FL Water & Sewer[1]	5.500	09/01/2027	04/30/2014	A	75,302
40,000	Miami Beach, FL Water & Sewer[1]	5.000	09/01/2030	04/30/2014	A	40,143
90,000	Miami-Dade County, FL Solid Waste[1]	5.000	10/01/2020	04/30/2014	A	90,351
50,000	Miami-Dade County, FL Solid Waste[1]	4.750	10/01/2018	04/30/2014	A	50,179
10,000	Miami-Dade County, FL Solid Waste[1]	5.500	10/01/2017	04/30/2014	A	10,043
500,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2023	04/01/2022	A	548,570
15,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Healthcare)	6.250	12/01/2020	04/30/2014	A	15,059
30,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)[1]	6.000	12/01/2015	04/30/2014	A	30,143
500,000	Tampa, FL Health System (Baycare Health System)	5.000	11/15/2026	05/15/2022	A	547,700
500,000	Village Center, FL Community Devel. District	7.375	01/01/2019	04/30/2014	A	501,435
250,000	Village Center, FL Community Devel. District[1]	5.000	10/01/2023	04/30/2014	A	250,738

						2,325,014

Georgia—1.9%
10,000	Athens, GA Area Facilities Corp. COP (Georgia Dept. of Labor)[1]	5.000	06/15/2037	06/05/2017	A	10,199
545,000	Atlanta, GA Devel. Authority (TUFF ATDC)[1]	5.375	07/01/2032	04/30/2014	A	545,561
50,000	Atlanta, GA HDC (Bedford Tower)[1]	6.350	01/01/2023	04/30/2014	A	50,912
50,000	Atlanta, GA Water & Wastewater Authority[1]	5.000	11/01/2033	04/30/2014	A	50,169
25,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000	12/01/2018	04/30/2014	A	25,089
500,000	Randolph County, GA GO	5.000	04/01/2030	04/01/2022	A	516,130

						1,198,060

Illinois—4.7%
100,000	Chicago, IL Board of Education	5.000	12/01/2021	04/30/2014	A	100,276
100,000	Chicago, IL GO1	5.000	01/01/2035	03/15/2032	B	99,417
100,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2022	04/30/2014	A	100,325
10,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2028	04/30/2014	A	10,033
500,000	Chicago, IL Motor Fuel Tax[1]	5.000	01/01/2025	04/30/2014	A	501,625
75,000	Chicago, IL Motor Fuel Tax	5.000	01/01/2024	04/30/2014	A	75,253
100,000	Chicago, IL State University (Auxiliary Facilities System)[1]	5.000	12/01/2018	04/30/2014	A	100,635

20 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Illinois (Continued)
$ 500,000	Cook County, IL Community College District #508 (City Colleges Chicago)	5.250%		12/01/2026	12/01/2023	A	$557,025
175,000	Franklin Park, IL GO1	6.250		07/01/2030	07/01/2021	A	196,222
250,000	IL COP[1]	5.800		07/01/2017	04/30/2014	A	250,462
150,000	IL Finance Authority (ABHS/ABMC/AVM/AVT/ABSJ Obligated Group)[1]	5.250		01/01/2022	04/14/2018	A	163,214
15,000	IL Finance Authority (CF/TCFH/CaHC/CaRC Obligated Group)[1]	5.250		02/15/2019	04/30/2014	A	15,036
150,000	IL Finance Authority (OSF Healthcare System)[1]	7.000		11/15/2029	05/15/2019	A	177,657
50,000	IL Finance Authority (RUMC/RNSMC/RCMC Obligated Group)[1]	5.250		11/01/2035	11/01/2018	A	51,682
25,000	IL GO1	5.000		06/01/2027	04/30/2014	A	25,102
250,000	IL GO	5.000		08/01/2023	08/01/2023		280,830
175,000	IL GO1	5.000		06/01/2020	04/30/2014	A	175,551
35,000	Northern IL Municipal Power Agency (Prarie Street)[1]	5.000		01/01/2019	01/01/2018	A	38,714

							2,919,059

Indiana—3.8%
55,000	Delaware County, IN Redevel. District	6.875		02/01/2018	04/30/2014	A	55,217
40,000	IN Bond Bank[1]	5.000		10/01/2019	04/25/2014	A	40,130
2,295,000	Indiana, IN Bond Bank Special Program PUTTERS[1]	0.490	[2]	04/15/2017	04/07/2014	A	2,295,000

							2,390,347

Louisiana—2.1%
1,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)[1]	5.250		01/01/2028	01/01/2022	A	1,058,600
25,000	New Orleans, LA Sewage Service[1]	5.000		06/01/2017	04/30/2014	A	25,065
10,000	New Orleans, LA Sewage Service[1]	5.500		06/01/2018	04/30/2014	A	10,029
25,000	New Orleans, LA Sewage Service[1]	5.000		06/01/2018	04/30/2014	A	25,069
215,000	Sabine River, LA Authority Pollution Control (International Paper Company)[1]	6.200		02/01/2025	04/30/2014	A	215,383

							1,334,146

Maine—0.0%
5,000	ME H&HEFA (Bridgton Hospital/Franklin Memoria Hospital/GINNE Obligated Group)	5.250		07/01/2021	04/30/2014	A	5,020
5,000	ME H&HEFA, Series A1	5.000		07/01/2019	04/30/2014	A	5,011

							10,031

Maryland—2.2%
610,000	Baltimore, MD Convention Center[1]	5.000		09/01/2019	04/30/2014	A	612,104
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125		09/01/2030	03/01/2021	A	266,450

21 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Maryland (Continued)
$ 500,000	MD EDC Student Hsg. (Salisbury University)	5.000%	06/01/2027	06/01/2023	A	$519,435

						1,397,989

Massachusetts—0.9%
250,000	MA Devel. Finance Agency (Avon Association)[1]	5.000	04/01/2018	04/01/2018		273,603
250,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000	07/01/2031	07/01/2021	A	270,405
30,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	04/30/2014	A	30,002

						574,010

Michigan—4.8%
100,000	Detroit, MI GO	5.375	04/01/2015	04/01/2015		99,038
500,000	Detroit, MI Sewer Disposal System[1]	5.250	07/01/2023	07/01/2023		497,605
160,000	Detroit, MI Sewer Disposal System[1]	5.000	07/01/2024	07/01/2014	A	159,990
550,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	07/01/2019	A	586,102
510,000	Detroit, MI Water Supply System[1]	5.000	07/01/2034	02/17/2032	B	486,836
500,000	Detroit, MI Water Supply System[1]	6.500	07/01/2015	01/08/2015	B	502,615
100,000	Grand Rapids, MI Building Authority[1]	5.000	10/01/2028	04/30/2014	A	100,335
250,000	MI Finance Authority (Crittendon Hospital Medical Center)[1]	5.000	06/01/2027	06/01/2022	A	255,973
250,000	MI Finance Authority (School District)	5.000	06/01/2020	06/01/2020		275,165
20,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500	01/15/2021	04/30/2014	A	20,041
15,000	MI Municipal Bond Authority[1]	6.000	11/01/2020	04/30/2014	A	15,033

						2,998,733

Mississippi—2.5%
60,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	6.200	07/01/2018	04/30/2014	A	60,172
345,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875	04/01/2022	04/30/2014	A	345,083
1,000,000	MS Hospital Equipment & Facilities Authority (BMHD/BMHCC/BMHosp/ BMHW/MBHS/BMHH/BMHT/BMHL/ BMHUC/BMHGT/BMHFC/ BMHMC/BMHCF/BMRRS/ BMMC/BMHC/BMH-UC/BMHNM Obligated Group)[1]	5.000	09/01/2024	09/01/2014	A	1,016,580
145,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.875	04/01/2026	04/01/2021	A	157,629

						1,579,464

Missouri—0.5%
15,000	MO Environmental Improvement & Energy Resources Authority[1]	7.200	07/01/2016	04/30/2014	A	15,235
40,000	MO Environmental Improvement & Energy Resources Authority[1]	5.500	07/01/2019	04/30/2014	A	40,174

22 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Missouri (Continued)
$ 20,000	MO Environmental Improvement & Energy Resources Authority[1]	5.000%	01/01/2020	04/30/2014	A	$20,078
10,000	MO Environmental Improvement & Energy Resources Authority[1]	5.750	01/01/2016	04/30/2014	A	10,046
65,000	MO Environmental Improvement & Energy Resources Authority[1]	5.125	01/01/2020	04/30/2014	A	65,262
10,000	MO Environmental Improvement & Energy Resources Authority[1]	5.900	01/01/2019	04/30/2014	A	10,047
25,000	MO Monarch-Chesterfield Levee District[1]	5.750	03/01/2019	04/30/2014	A	25,098
100,000	Springfield, MO Center City Devel. Corp. (Jordan Valley Park Exposition Center)[1]	5.000	06/01/2027	04/30/2014	A	100,358
35,000	Springfield, MO Public Building Corp.[1]	5.000	06/01/2017	04/28/2014	A	35,128

						321,426

Nevada—1.9%
100,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2024	06/01/2024		103,344
200,000	North Las Vegas, NV GO1	5.000	05/01/2024	05/01/2016	A	201,564
500,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	10/01/2016	A	507,030
340,000	Washoe County, NV Hospital Facility (Renown Regional Medical Center/Renown Network Services Obligated Group)[1]	5.000	06/01/2021	04/30/2014	A	340,469

						1,152,407

New Jersey—3.0%
15,000	Burlington County, NJ Bridge Commission[1]	4.500	10/15/2022	04/30/2014	A	15,024
1,000,000	NJ EDA[1]	5.000	06/15/2025	06/15/2022	A	1,077,590
50,000	NJ Educational Facilities Authority (Richard Stockton College)[1]	5.125	07/01/2028	07/01/2018	A	55,425
80,000	NJ Health Care Facilities Financing Authority (Newton Memorial Hospital)[1]	5.000	07/01/2026	04/30/2014	A	80,102
250,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)[1]	5.250	07/01/2026	07/01/2021	A	270,710
100,000	NJ Higher Education Assistance Authority[1]	5.000	12/01/2025	12/01/2019	A	105,124
250,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2027	06/15/2021	A	275,995

						1,879,970

New York—3.2%
100,000	L.I., NY Power Authority[1]	5.000	04/01/2023	04/01/2019	A	108,803
975,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000	07/01/2027	07/01/2022	A	1,039,701
150,000	NYC GO1	5.250	09/01/2022	09/01/2018	A	173,675
205,000	NYC IDA (New York Institute of Technology)[1]	5.250	03/01/2018	04/30/2014	A	205,756

23 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$ 5,000	NYS HFA (Hospital & Nursing Home)	5.150%	11/01/2016	04/30/2014	A	$5,020
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	209,054
250,000	Port Authority NY/NJ, 135th Series[1]	5.000	09/15/2029	04/30/2014	A	253,395

						1,995,404

Ohio—0.8%
200,000	Hamilton County, OH Sales Tax[1]	5.000	12/01/2020	12/01/2016	A	220,522
30,000	Portsmouth, OH	5.200	09/01/2014	04/30/2014	A	30,106
250,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	12/01/2018	A	272,437

						523,065

Oregon—1.1%
20,000	OR GO (Alternate Energy)[1]	5.000	01/01/2028	04/30/2014	A	20,020
60,000	OR GO (Elderly & Disabled Hsg.)[1]	5.150	08/01/2030	04/30/2014	A	60,203
500,000	OR Health & Science University	5.000	07/01/2023	07/01/2022	A	575,550

						655,773

Pennsylvania—1.2%
50,000	Allegheny County, PA HEBA (Carlow University)[1]	4.500	11/01/2016	11/01/2016		50,945
555,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	02/25/2019	A	616,727
40,000	Philadelphia, PA Gas Works[1]	5.000	09/01/2029	09/01/2014	A	40,589
40,000	Philadelphia, PA Hsg. Authority[1]	5.500	12/01/2019	04/30/2014	A	40,182

						748,443

Rhode Island—1.3%
10,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2014	04/30/2014	A	10,026
500,000	Providence, RI Public Building Authority, Series A1	5.875	06/15/2026	06/15/2021	A	545,540
25,000	RI Clean Water Finance Agency[1]	5.000	10/01/2035	04/30/2014	A	25,011
35,000	RI Clean Water Protection Finance Agency[1]	5.125	10/01/2019	04/30/2014	A	35,141
165,000	RI Health & Educational Building Corp. (Newport Hospital)[1]	5.300	07/01/2029	04/30/2014	A	165,089
35,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500	05/15/2016	04/30/2014	A	35,130

						815,937

South Carolina—0.9%
500,000	Greenville, SC Hospital System	5.000	05/01/2024	05/01/2022	A	561,310
10,000	SC Hsg. Finance & Devel. Authority[1]	5.500	07/01/2032	01/01/2018	A	10,388

						571,698

South Dakota—1.0%
550,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	5.000	06/01/2026	06/01/2023	A	586,509
Tennessee—1.5%
500,000	Knox County, TN HE&HFB (Covenant Health)	5.000	01/01/2025	01/01/2023	A	547,790

24 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Tennessee (Continued)
$ 65,000	Lafollette, TN Electric System[1]	4.900%	03/01/2019	04/30/2014	A	$65,158
300,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2020	09/01/2020		335,412

						948,360

Texas—6.8%
50,000	Alvin, TX Independent School District (Schoolhouse)[1]	5.000	02/15/2027	02/15/2015	A	51,813
150,000	Alvin, TX Independent School District (Schoolhouse)[1]	5.000	02/15/2027	02/15/2015	A	156,329
70,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital (GRMC)[1]	5.500	08/15/2036	08/15/2018	A	74,792
125,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2025	11/01/2020	A	143,636
125,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2026	11/01/2020	A	143,134
1,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2023	08/15/2017	A	1,111,390
50,000	Gonzales, TX Healthcare System	5.350	08/15/2015	04/30/2014	A	50,215
250,000	Harris County-Houston, TX Sports Authority[1]	5.250	11/15/2030	04/30/2014	A	250,040
120,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2025	04/30/2014	A	120,022
165,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2028	04/30/2014	A	165,028
50,000	Harris County-Houston, TX Sports Authority[1]	5.750	11/15/2020	04/30/2014	A	50,130
300,000	Harris County-Houston, TX Sports Authority[1]	5.750	11/15/2019	04/30/2014	A	300,783
20,000	Huntsville, TX GO COP	5.000	08/15/2023	04/30/2014	A	20,073
45,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250	08/15/2021	06/28/2016	A	47,640
400,000	Northwest Freeway, TX Municipal Utility District	5.100	04/01/2021	04/24/2014	A	401,276
55,000	Port Houston, TX Authority[1]	5.000	10/01/2027	04/30/2014	A	55,207
100,000	St. George Place, TX Redevel. Authority[1]	5.350	09/01/2018	04/30/2014	A	100,299
40,000	TX GO1	5.250	08/01/2035	04/30/2014	A	40,159
5,000	TX Lower Colorado River Authority	5.875	05/15/2016	04/30/2014	A	5,023
160,000	TX Municipal Gas Acquisition & Supply Corp.	5.625	12/15/2017	07/21/2016	B	175,974
500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.000	12/15/2026	12/15/2022	A	524,790
100,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	08/04/2023	B	119,363
150,000	TX Public Finance Authority (Texas Southern University)[1]	5.500	05/01/2018	05/01/2018		166,737

						4,273,853

Vermont—1.8%
250,000	Burlington, VT GO	5.000	11/01/2021	11/01/2021		269,535
250,000	Burlington, VT GO	5.000	11/01/2027	11/01/2022	A	258,178

25 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Vermont (Continued)
$ 500,000	VT Educational & Health Buildings Financing Agency (Middlebury College)	5.000%	11/01/2028	11/01/2022A		$569,350
						1,097,063

Washington—0.1%
25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	02/09/2024	B	24,317

West Virginia—1.7%
20,000	Randolph County, WV County Commission Health System (Davis Health System)[1]	5.200	11/01/2021	04/30/2014	A	20,021
1,000,000	WV Hospital Finance Authority (Charleston Area Medical Center)[1]	5.500	09/01/2025	09/01/2014A		1,015,960
						1,035,981

Wisconsin—2.0%
125,000	Milwaukee, WI Hsg. Authority (Veterans Hsg.)[1]	5.100	07/01/2022	07/01/2014	A	126,441
500,000	WI H&EFA (Marshfield Clinic)	5.000	02/15/2028	02/15/2022	A	526,555
605,000	WI H&EFA (Wheaton Franciscan Services)[1]	5.125	08/15/2030	08/15/2016	A	616,114

						1,269,110

U.S. Possessions—16.5%
250,000	Puerto Rico Aqueduct & Sewer Authority	5.500	07/01/2028	07/01/2028		184,837
995,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	07/23/2017	B	973,428
300,000	Puerto Rico Commonwealth GO1	5.500	07/01/2019	07/01/2019		304,572
200,000	Puerto Rico Commonwealth GO1	5.000	07/01/2023	07/01/2023		193,020
50,000	Puerto Rico Commonwealth GO1	5.250	07/01/2026	07/01/2026		39,680
1,100,000	Puerto Rico Commonwealth GO1	2.083	07/01/2020	07/01/2020		944,944
340,000	Puerto Rico Commonwealth GO1	5.500	07/01/2027	07/01/2027		274,625
15,000	Puerto Rico Commonwealth GO1	6.500	07/01/2014	07/01/2014		15,002
50,000	Puerto Rico Commonwealth GO1	5.500	07/01/2017	07/01/2017		51,068
940,000	Puerto Rico Commonwealth GO1	5.500	07/01/2020	07/01/2020		951,750
500,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2025	07/01/2025		335,715
500,000	Puerto Rico Electric Power Authority, Series NN1	5.250	07/01/2019	07/01/2019		501,775
250,000	Puerto Rico Electric Power Authority, Series RR1	5.000	07/01/2023	07/01/2023		239,262
455,000	Puerto Rico Electric Power Authority, Series UU1	5.000	07/01/2024	07/01/2024		434,571
350,000	Puerto Rico HFA	5.000	12/01/2020	04/30/2014	A	350,301
15,000	Puerto Rico HFA[1]	5.500	12/01/2019	12/01/2018	A	16,878
1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2025	07/01/2025		989,670
45,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2019	07/01/2019		37,176
15,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2017	07/01/2017		15,347

26 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$ 130,000	Puerto Rico Highway & Transportation Authority, Series E1	5.500%	07/01/2015	09/19/2014	B	$129,808
115,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	10/01/2020		113,558
955,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2027	03/12/2025	B	888,857
155,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2018	04/30/2014	A	155,014
100,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	04/30/2014	A	100,030
85,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	04/30/2014	A	85,043
650,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2020	07/31/2014	A	649,961
315,000	Puerto Rico Municipal Finance Agency, Series C1	5.000	08/01/2016	08/01/2015	A	316,276
100,000	Puerto Rico Public Buildings Authority	5.250	07/01/2023	07/01/2023		78,741
500,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2022	07/01/2022		409,745
170,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2017	07/01/2017		164,424
50,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	07/01/2021		44,069
390,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	01/31/2037	B	310,959

						10,300,106
Total Investments, at Value (Cost $64,048,937)—101.4%						63,428,292
Liabilities in Excess of Other Assets—(1.4)						(895,246)

Net Assets—100.0%						$62,533,046

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

To simplify the listings of securities, abbreviations are used per the table below:

ABHS	Alexian Brothers Health System
ABMC	Alexian Brothers Medical Center
ABSJ	Alexian Brothers of San Jose
ATDC	Advanced Technology Development Center
AVM	Alexian Village of Milwaukee
AVT	Alexian Village of Tennessee
BMH-UC	Baptist Memorial Hospital-Union City
BMHC	Baptist Memorial Home Care
BMHCC	Baptist Memorial Health Care Corp.
BMHCF	Baptist Memorial Health Care Foundation
BMHD	Baptist Memorial Hospital-Desoto
BMHFC	Baptist Memorial Hospital-Forrest City
BMHGT	Baptist Memorial Hospital-Golden Triangle

27 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued Abbreviations: Continued

BMHH	Baptist Memorial Hospital-Huntington
BMHL	Baptist Memorial Hospital-Lauderdale
BMHMC	Baptist Memorial Hospital-Mississippi County
BMHNM	Baptist Memorial Hospital-North Mississippi
BMHosp	Baptist Memorial Hospital
BMHT	Baptist Memorial Hospital-Tipton
BMHUC	Baptist Memorial Hospital-Union County
BMHW	Baptist Memorial Hospital for Women
BMMC	Baptist Minor Medical Centers
BMRRS	Baptist Memorial Regional Rehabilitation Services
CaHC	Carle Health Care
CaRC	Carle Retirement Centers
CF	Carle Foundation
CHCW	Catholic Healthcare West
CHSB	Community Hospital of San Bernardino
CMF	CHW Medical Foundation
COP	Certificates of Participation
DHlth	Dignity Health
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
GRMC	Guadalupe Regional Medical Center
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFB	Higher Educational and Housing Facility Board
HEBA	Higher Education Building Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
MBHS	Mississippi Baptist Health Systems
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PUTTERS	Puttable Tax-Exempt Receipts
RCMC	Rush-Copley Medical Center
RIH	Rhode Island Hospital
RNSMC	Rush North Shore Medical Center
RUMC	Rush University Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
TCFH	The Carle Foundation Hospital
TMH	The Miriam Hospital
TUFF	The University Financing Foundation
UMass	University of Massachusetts

See accompanying Notes to Financial Statements.

28 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2014 Unaudited

Assets
Investments, at value (cost $64,048,937)—see accompanying statement of investments	$63,428,292
Cash	59,402
Receivables and other assets:
Interest	862,843
Investments sold	765,625
Shares of beneficial interest sold	59,199
Other	20,709

Total assets	65,196,070
Liabilities

Payables and other liabilities:
Payable for borrowings (See Note 6)	1,900,000
Shares of beneficial interest redeemed	687,606
Dividends	29,793
Distribution and service plan fees	12,804
Shareholder communications	9,927
Trustees’ compensation	999
Interest expense on borrowings	328
Other	21,567

Total liabilities	2,663,024
Net Assets	$62,533,046

Composition of Net Assets
Par value of shares of beneficial interest	$5,001
Additional paid-in capital	64,430,611
Accumulated net investment income	179,128
Accumulated net realized loss on investments	(1,461,049)
Net unrealized depreciation on investments	(620,645)

Net Assets	$62,533,046

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $48,238,195 and 3,857,405 shares of beneficial interest outstanding)	$12.51
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$12.80

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,111,511 and 889,561 shares of beneficial interest outstanding)	$12.49

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,183,340 and 254,485 shares of beneficial interest outstanding)	$12.51

See accompanying Notes to Financial Statements

29 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2014 Unaudited

Investment Income
Interest	$1,297,232
Expenses
Management fees	189,575
Distribution and service plan fees:
Class A	60,297
Class C	56,785
Transfer and shareholder servicing agent fees:
Class A	17,844
Class C	5,343
Class Y	1,148
Shareholder communications:
Class A	15,492
Class C	4,873
Class Y	740
Borrowing fees	17,037
Interest expense on borrowings	908
Custodian fees and expenses	647
Trustees’ compensation	510
Other	22,999
Total expenses	394,198
Less waivers and reimbursements of expenses	(35,649)
Net expenses	358,549
Net Investment Income	938,683
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(562,555)
Net change in unrealized appreciation/depreciation on investments	1,836,916
Net Increase in Net Assets Resulting from Operations	$2,213,044

See accompanying Notes to Financial Statements.

30 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
Operations
Net investment income	$938,683	$1,739,979
Net realized loss	(562,555)	(898,070)
Net change in unrealized appreciation/depreciation	1,836,916	(3,773,780)
Net increase (decrease) in net assets resulting from operations	2,213,044	(2,931,871)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(675,926)	(1,323,645)
Class C	(114,851)	(256,488)
Class Y	(52,494)	(96,862)
	(843,271)	(1,676,995)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(132,656)	18,933,672
Class C	(142,282)	2,016,104
Class Y	(429,439)	1,809,738
	(704,377)	22,759,514
Net Assets
Total increase	665,396	18,150,648
Beginning of period	61,867,650	43,717,002

End of period (including accumulated net investment income of $179,128 and $83,716, respectively)	$62,533,046	$61,867,650

See accompanying Notes to Financial Statements.

31 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended March 31, 2014 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$2,213,044
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(18,487,942)
Proceeds from disposition of investment securities	18,771,655
Short-term investment securities, net	588,843
Premium amortization	265,454
Discount accretion	(1,566)
Net realized loss on investments	562,555
Net change in unrealized appreciation/depreciation on investments	(1,836,916)
Change in assets:
Increase in other assets	(9,942)
Decrease in interest receivable	83,402
Decrease in receivable for securities sold	51,300
Change in liabilities:
Decrease in other liabilities	(17,279)
Net cash provided by operating activities	2,182,608
Cash Flows from Financing Activities
Proceeds from borrowings	18,600,000
Payments on borrowings	(20,100,000)
Proceeds from shares sold	22,556,899
Payments on shares redeemed	(23,319,558)
Cash distributions paid	(40,140)
Net cash used in financing activities	(2,302,799)
Net decrease in cash	(120,191)
Cash, beginning balance	179,593
Cash, ending balance	$59,402

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $802,665.
Cash paid for interest on borrowings—$1,011.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$12.25	$13.00	$12.51	$12.17

Income (loss) from investment operations:
Net investment income[3]	0.19	0.36	0.37	0.33
Net realized and unrealized gain (loss)	0.24	(0.76)	0.53	0.26

Total from investment operations	0.43	(0.40)	0.90	0.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.35)	(0.39)	(0.25)
Distributions from net realized gain	0.00	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	(0.17)	(0.35)	(0.41)	(0.25)

Net asset value, end of period	$12.51	$12.25	$13.00	$12.51

Total Return, at Net Asset Value[4]	3.55%	(3.18)%	7.27%	4.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,238	$47,315	$31,833	$12,132

Average net assets (in thousands)	$48,474	$49,397	$21,991	$7,370

Ratios to average net assets:[5]
Net investment income	3.11%	2.78%	2.90%	3.32%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.07%	1.05%	1.14%	1.46%
Interest and fees from borrowings	0.06%	0.05%	0.03%	0.01%

Total expenses	1.13%	1.10%	1.17%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.00%	0.98%	0.96%

Portfolio turnover rate	29%	33%	17%	84%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. For the period from December 6, 2010 (inception of offering) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

33 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$12.24	$12.98	$12.49	$12.17

Income (loss) from investment operations:
Net investment income[3]	0.14	0.26	0.26	0.26
Net realized and unrealized gain (loss)	0.23	(0.75)	0.54	0.23

Total from investment operations	0.37	(0.49)	0.80	0.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.25)	(0.29)	(0.17)
Distributions from net realized gain	0.00	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	(0.12)	(0.25)	(0.31)	(0.17)

Net asset value, end of period	$12.49	$12.24	$12.98	$12.49

Total Return, at Net Asset Value[4]	3.07%	(3.86)%	6.44%	4.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,112	$11,010	$9,905	$1,005

Average net assets (in thousands)	$11,391	$13,360	$4,762	$418

Ratios to average net assets:[5]
Net investment income	2.33%	2.00%	2.06%	2.61%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.86%	1.85%	2.10%	3.74%
Interest and fees from borrowings	0.06%	0.05%	0.03%	0.01%

Total expenses	1.92%	1.90%	2.13%	3.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.78%	1.76%	1.74%

Portfolio turnover rate	29%	33%	17%	84%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. For the period from December 6, 2010 (inception of offering) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Class Y	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$12.25	$13.00	$12.51	$12.17

Income (loss) from investment operations:
Net investment income[3]	0.20	0.39	0.39	0.37
Net realized and unrealized gain (loss)	0.24	(0.76)	0.54	0.23

Total from investment operations	0.44	(0.37)	0.93	0.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.38)	(0.42)	(0.26)
Distributions from net realized gain	0.00	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	(0.18)	(0.38)	(0.44)	(0.26)

Net asset value, end of period	$12.51	$12.25	$13.00	$12.51

Total Return, at Net Asset Value[4]	3.66%	(2.95)%	7.50%	5.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,183	$3,543	$1,979	$241

Average net assets (in thousands)	$3,521	$3,326	$1,033	$149

Ratios to average net assets:[5]
Net investment income	3.32%	3.02%	3.02%	3.65%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.78%	0.78%	0.99%	2.78%
Interest and fees from borrowings	0.06%	0.05%	0.03%	0.01%

Total expenses	0.84%	0.83%	1.02%	2.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.78%	0.76%	0.74%

Portfolio turnover rate	29%	33%	17%	84%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. For the period from December 6, 2010 (inception of offering) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

35 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    March 31, 2014    Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester Intermediate Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

36 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$898,493

As of March 31, 2014, it is estimated that the capital loss carryforwards would be $898,493 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$64,048,937

Gross unrealized appreciation	$896,641
Gross unrealized depreciation	(1,517,286)

Net unrealized depreciation	$(620,645)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

37 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures

38 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

2. Securities Valuation (Continued)

to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

39 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

40 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$641,121	$—	$641,121
Alaska	—	10,573	—	10,573
Arizona	—	2,018,047	—	2,018,047
Arkansas	—	70,287	—	70,287
California	—	14,515,626	—	14,515,626
Colorado	—	860,158	—	860,158
District of Colombia	—	386,205	—	386,205
Florida	—	2,325,014	—	2,325,014
Georgia	—	1,198,060	—	1,198,060
Illinois	—	2,919,059	—	2,919,059
Indiana	—	2,390,347	—	2,390,347
Louisiana	—	1,334,146	—	1,334,146
Maine	—	10,031	—	10,031
Maryland	—	1,397,989	—	1,397,989
Massachusetts	—	574,010	—	574,010
Michigan	—	2,998,733	—	2,998,733
Mississippi	—	1,579,464	—	1,579,464
Missouri	—	321,426	—	321,426
Nevada	—	1,152,407	—	1,152,407
New Jersey	—	1,879,970	—	1,879,970
New York	—	1,995,404	—	1,995,404
Ohio	—	523,065	—	523,065
Oregon	—	655,773	—	655,773
Pennsylvania	—	748,443	—	748,443

41 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table (Continued)
Investments, at Value:
Municipal Bonds and Notes (Continued)
Rhode Island	$—	$815,937	$—	$815,937
South Carolina	—	571,698	—	571,698
South Dakota	—	586,509	—	586,509
Tennessee	—	948,360	—	948,360
Texas	—	4,273,853	—	4,273,853
U.S. Possessions	—	10,300,106	—	10,300,106
Vermont	—	1,097,063	—	1,097,063
Washington	—	24,317	—	24,317
West Virginia	—	1,035,981	—	1,035,981
Wisconsin	—	1,269,110	—	1,269,110

Total Assets	$—	$63,428,292	$—	$63,428,292

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	1,400,446	$17,209,184	3,478,953	$45,134,543
Dividends and/or distributions reinvested	52,159	642,887	95,404	1,215,467
Redeemed	(1,457,323)	(17,984,727)	(2,161,649)	(27,416,338)

Net increase (decrease)	(4,718)	$(132,656)	1,412,708	$18,933,672

Class C
Sold	276,635	$3,388,631	620,287	$8,036,305
Dividends and/or distributions reinvested	8,820	108,607	18,481	235,638
Redeemed	(295,636)	(3,639,520)	(502,032)	(6,255,839)

Net increase (decrease)	(10,181)	$(142,282)	136,736	$2,016,104

42 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount

Class Y
Sold	152,323	$1,872,391	396,696	$5,107,200
Dividends and/or distributions reinvested	4,153	51,171	7,227	92,110
Redeemed	(191,100)	(2,353,001)	(266,992)	(3,389,572)

Net increase (decrease)	(34,624)	$(429,439)	136,931	$1,809,738

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$18,487,942	$18,771,655

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which

43 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plan at March 31, 2014 were as follows:

Class C	$83,999

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

44 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2014	$9,598	$4,141	$1,298

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings, will not exceed 0.95% of average annual net assets for Class A shares, 1.73% of average annual net assets for Class C shares and 0.73% of average annual net assets for Class Y shares. During the six months ended March 31, 2014, the Manager reimbursed $27,570, $7,170 and $909 for Class A, Class C and Class Y shares, respectively.

    The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

    The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities

45 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Borrowings (Continued)

held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1501% as of March 31, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended March 31, 2014 equal 0.160% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of March 31, 2014, the Fund had borrowings outstanding at an interest rate of 0.1501%. Details of the borrowings for the six months ended March 31, 2014 are as follows:

Average Daily Loan Balance	$1,107,143
Average Daily Interest Rate	0.160%
Fees Paid	$17,037
Interest Paid	$1,011

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

    The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended March 31, 2014 are included in expenses on the Fund’s Statement of Operations and are less than 0.005% of the Fund’s average net assets on an annualized basis.

46 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

    The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

    The Fund executed no transactions under the Facility during the six months ended March 31, 2014.

Details of reverse repurchase agreement transactions for the six months ended March 31, 2014 are as follows:

Fees Paid	$328

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the

47 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

48 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

49 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

50 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

51 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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55 OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Intermediate Term Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	5/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	5/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	5/13/2014